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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 24, 2002
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                       TRI-STATE OUTDOOR MEDIA GROUP, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          KANSAS                     33-59137                   48-1061763
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(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)

      3416 HIGHWAY 41 SOUTH, TIFTON, GEORGIA                       31793
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 732-8261
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                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 1.          CHANGES IN CONTROL OF REGISTRANT
         Caravelle Investment Fund, LLC ("Caravelle") and Mesirow Capital Partner's Funds VI and VII ("Mesirow") have entered into an agreement as of April 24,2002 in which Caravelle has purchased the Warrants and Redeemable Preferred Stock of SGH Holdings, Inc. ("SGH"), the parent company of the Registrant held by Mesirow Capital Partner's Funds VI and VII. If Caravelle were to exercise the Warrants, it would own more than 50% of the Common Stock of SGH. As part of this transaction, Caravelle has succeeded to the rights and obligations under the Second Amended and Restated Stockholder's Agreement held by Mesirow. At the same time at this transaction, Mr. Smith, Mr. Howell and Mr. Froelich resigned from the Board of Directors. Caravelle will have the right to designate three nominees to the Board of Directors of SGH. The four remaining directors are Sheldon G. Hurst, A. Wayne Lamm, Anthony LaMarca and William G. McLendon.

ITEM 5. OTHER EVENTS FILING OF INVOLUNTARY PETITION IN BANKRUPTCY AGAINST TRI-STATE OUTDOOR MEDIA GROUP, INC. AND CONSENT TO ENTRY OF THE ORDER FOR RELIEF

         On Thursday, April 25, 2002, SunAmerica Life Insurance Company, Pacholder High Yield Fund, Inc., and Strong High-Yield Bond Fund filed an involuntary petition under Chapter 11 of the United States Bankruptcy Law, Title 11, United States Code, against the Registrant. The case was filed at 2:29 p.m. in the United States Bankruptcy Court for the Middle District of Georgia (the "Bankruptcy Court"). Registrant consented to the entry of an Order for Relief and filed a series of motions that were heard by the Bankruptcy Court in Columbus, Georgia, on April 26, 2002. These motions included administrative and procedural matters, and substantive issues such as the authorization to Registrant to continue to use cash collateral to fund its business and pay its post-bankruptcy obligations as they arise in the ordinary course of business. Ableco Finance LLC agreed to the use of its cash collateral in the ordinary course of business through the date of a final hearing presently scheduled for May 21, 2002. Registrant expects to conduct its business in the ordinary course during its Chapter 11 case and to pursue its efforts to reorganize and restructure its debts during its bankruptcy case.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRI-STATE OUTDOOR MEDIA GROUP, INC.


Date: April 29, 2002                    By: /S/ SHELDON G. HURST
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                                          Sheldon G. Hurst
                                          President and Chief Executive Officer